UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2025, at the Annual Meeting of Stockholders of ExlService Holdings, Inc. (the “Company”), the Company’s stockholders approved the 2025 Omnibus Incentive Plan, which, among other things, reserves 6,800,000 shares (subject to adjustment as set forth therein) of the Company’s common stock for grants of a variety of types of awards, including options, stock appreciation rights, restricted stock, restricted stock units (including time-vested or performance-vested), phantom stock awards, stock bonuses and/or cash bonus awards, and sets annual limits on the number of shares and the cash value that may be granted to a participant with respect to certain awards.

The description above is qualified in its entirety by reference to the 2025 Omnibus Incentive Plan filed as Exhibit 10.1 to this Current Report on Form 8-K. For a more complete description, please refer to “Proposal 4 – Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission in connection with the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2025, at the 2025 Annual Meeting of Stockholders, the Company’s stockholders voted on the following four proposals: (1) the election of seven members of the board of directors of the Company, (2) the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2025 (“Auditor Ratification”), (3) the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say-on-Pay”), and (4) the approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan. The results of the voting were as follows:

Proposal 1. Each of the seven nominees for election to the Company’s board of directors was duly elected to serve as a director for a term of one year, until the 2026 annual meeting of stockholders, or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Rohit Kapoor	141,707,623	2,070,559	124,585	6,745,298
Vikram Pandit	140,222,812	3,307,173	372,782	6,745,298
Thomas Bartlett	141,016,216	2,796,683	89,868	6,745,298
Andreas Fibig	130,634,243	12,993,553	274,971	6,745,298
Kristy Pipes	141,820,523	1,993,931	88,313	6,745,298
Nitin Sahney	142,592,911	1,219,802	90,054	6,745,298
Sarah K. Williamson	141,732,482	1,797,902	372,383	6,745,298

Proposal 2. Auditor Ratification was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
150,446,313	135,357	66,395	—

Proposal 3. Say-on-Pay was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
137,444,862	5,699,303	758,602	6,745,298

Proposal 4. The ExlService Holdings, Inc. 2025 Omnibus Incentive Plan was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
138,933,877	4,507,081	461,809	6,745,298

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Number	Description
10.1	ExlService Holdings, Inc. 2025 Omnibus Incentive Plan, effective June 17, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC.
(Registrant)

Date: June 17, 2025	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Executive Vice President, General Counsel and Secretary